SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)                    March 9, 2004

HERBST GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-71044	88-0446145
(Commission File Number)	(IRS Employee Identification No.)

3440 West Russell Road, Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 889-7695

Not Applicable
(Former name or former address, if changed since last report.)

ITEM 7.               FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit 99.01. The press release of Herbst Gaming, Inc. (the “Company”) dated March 9, 2004, announcing the year end results for the period ended December 31, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 9, 2004, the Company issued a press release announcing its financial results for the year ended December 31, 2003.  A copy of the press release is attached to the Current Report as Exhibit 99.01.  The press release may also be found in the “Investor Relations” section of the Company’s web site at www.herbstgaming.com.

The Company’s press release contains non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated or presented with GAAP.  Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.
(Registrant)

Date: March 9, 2004	By:	/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued by Herbst Gaming, Inc. on March 9, 2004 (announcing results for the year end period ended December 31, 2003).